Schedule of Investments September 30, 2023 (Unaudited)

Kensington Active Advantage Fund

Description	Shares	Value
EXCHANGE-TRADED FUND - 20.1%
Equity - 20.1%
Invesco QQQ Trust Series 1
(Cost $2,152,639)	6,000	$2,149,620

SHORT-TERM INVESMENT - 100.0%
Money Market Deposit Account - 100.0%
U.S. Bank N.A., 5.270% (a)
(Cost $10,699,609)	10,699,609	10,699,609

Total Investments - 120.1%
(Cost $12,852,248)		12,849,229
Other Assets in Excess of Liabilities, Net - (20.1)%		(2,148,434)
Total Net Assets - 100.0%		$10,700,795

(a)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2023.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Fund	$2,149,620	$-	$-	$2,149,620
Short-Term Investment	$10,699,609	$-	$-	$10,699,609
Total Investments	$12,849,229	$-	$-	$12,849,229

Refer to the Schedule of Investments for further information on the classification of investments.